Exhibit 10.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

DISTRIBUTION AND SUPPLY AGREEMENT

PARNELL NORTH AMERICA PTY LTD

ABN 36 138 251 537

and

VÉTOQUINOL CANADA INC

i

Table of Contents

(continued)

		Page

32.	Termination	28

33.	After Termination	29

34.	Miscellaneous	29

SCHEDULE 1

SCHEDULE 2

SCHEDULE 3

SCHEDULE 4

SCHEDULE 5

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Date: 29.09.2009

Parties

PARNELL NORTH AMERICA PTY LTD
ABN 36 138 251 537
Unit 4, 476 Gardeners Road, Alexandria, New South Wales, Australia
(Parnell)

And

VÉTOQUINOL CANADA INC.
2000 chemln Georges, Lavaltrie, Quebec J5T 3S5
(Vétoquinol)

Background

A.           Parnell is engaged in the research, development, manufacture and sale of animal health products.

B.           Vétoquinol carries on business in Canada of marketing, selling and distributing animal health products.

C.           [Vétoquinol has represented to Parnell that] Vétoquinol has the technical skills, facilities and other resources to enable it to effectively distribute animal health products in Canada.

D.           Parnell has offered to appoint Vétoquinol as its exclusive distributor of the Products in Canada and Vétoquinol has accepted such appointment, on the terms and conditions set out in this Agreement.

Operative Provisions

1	Interpretation

1.1          In this Agreement, unless the context otherwise requires:

Vétoquinol Contract Manager means the person appointed by Vétoquinol in that role in accordance with Clause 22.2.

Agreement means the following (each as amended from time to time in accordance with this Agreement) in order of priority:

(a)          the Clauses of this document;

(b)          its Schedules; and

any other documents generated in accordance with this document and/or incorporated by reference.

Approved Sub-Distributors has the meaning given to it in Clause 5.3(a).

Business Day means any day a bank is open for business in Sydney, Australia and Montreal Canada, excluding weekends and bank and public holidays.

Claim means a claim, demand or proceedings.

Commencement Date means the date of this Agreement.

Confidential Information means in relation to a Party (Disclosing Party) information that:

(a)          is by its nature confidential;

(b)          is designated by that Party as confidential; or

(c)          the other Party (Recipient) knows, or ought to know, is confidential and includes:

(i)          information comprised in or relating to any Intellectual Property Rights of the Disclosing Party;

(ii)         information relating to the financial position of the Disclosing Party and in particular includes information relating to the assets or liabilities of the Disclosing Party and any other matter that does or may affect the financial position or reputation of the Disclosing Party;

(iii)        information relating to the internal management and structure of the Disclosing Party, or the personnel, policies and strategies of the Disclosing Party;

(iv)        information of the Disclosing Party to which the Recipient has access that has any actual or potential commercial value to the Disclosing Party or to the person or corporation which supplied the information;

(v)         information in the Recipient’s possession relating to the Disclosing Party’s clients or suppliers, and like information;

but excludes information which:

(vi)        the Recipient creates (whether alone or jointly with any person) independently of the Disclosing Party’s Confidential Information (if the Recipient has evidence in writing that the information falls within this exception); or

(vii)       that is public knowledge (and has become so otherwise than as a result of a breach of confidentiality by a Recipient or any person to whom the Recipient has disclosed the information).

CPI means the quarterly Consumer Price Index as published by the Australian Bureau of Statistics.

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Contract Manager means the Vétoquinol Contract Manager and the Parnell Contract Manager.

Cost of Goods means the Price paid for the Products by Vétoquinol Ex-Works (Inco Terms 2000) Parnell

Damages means liabilities, losses, damages, costs and expenses arising in contract, tort or statute, including reasonable legal fees and disbursements and costs of investigation, litigation, settlement, judgment, interest and penalties.

Establishment Fee means the payment specified in Clause 3.1.

Estroplan means Parnell’s hormone injection product containing cloprostenol. VDD means the Veterinary Drugs Directorate of Canada.

Force Majeure Event means any one or more of the following events:

(a)          fire, flood, earthquake, elements of nature or act of God;

(b)          riot, civil disorder, rebellion or revolution;

(c)          strike, lockout, other industrial disturbance or labour difficulty,

(d)          war, act of public enemy, blockade

(e)          unavailability of any essential equipment or materials;

(f)          unavoidable accident; or

(g)          lack of transportation.

Government Agency means any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity responsible for granting Registration in the Territory.

GMP means Good Manufacturing Practice as required by the VDD or any other regulatory authority

Gross Margin means ***.

GST Act means the A New Tax System (Goods and Services Tax) Act 1999 (Cth).

Insolvency Event means any of the following events occurring to a Party:

(a)          that Party disposes of the whole of its assets, operations or business other than in the normal course of business;

(b)          an arrangement is entered into between that Party and its creditors other than for the purposes of reconstruction under Part 5.1 or 5.3A of the Corporations Act;

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(c)          that Party ceases pursuant to section  495E of the Corporations Act to be able to pay its debts as they become due;

(d)          a mortgagee enters into possession or disposes of the whole or any part of that Party’s assets or business;

(e)          a receiver, a receiver and manager, a trustee in bankruptcy, a liquidator, a provisional liquidator, an administrator or other like person is appointed over the whole or any part of that Party’s assets or business; or

(f)          a voluntary administrator is appointed in relation to it.

Intellectual Property Rights or IPR means all intellectual property rights at any time protected by statute or common law, including:

(a)          patents, copyright and any registered intellectual property rights (including rights in circuit layouts under the Circuit Layouts Act and similar rights in other countries in circuit layouts), registered designs, trade marks, and any right to have Confidential Information kept confidential; and

(b)          any application or right to apply for registration of any of the rights referred to in paragraph (a).

Law means any applicable statute, regulation, by-law, ordinance or subordinate legislation in force from time to time in Australia or in the Territory, and includes the common law as applicable from time to time.

Marketing Plan means the plan described in Clause 10.1.

Minimum Sales Quantity means the minimum quantity of each of the Products which Vétoquinol must purchase from Parnell during each Year, as specified in Schedule 2.

Net Effective Selling Price means the net revenue divided by the total units sold of each of the Products

Parnell Contract Manager means the person appointed by Parnell in that role in accordance with Clause 22.1.

Person means any individual, corporation, partnership, limited liability company, entity or any combination.

Personnel (of a Party) means the officers, employees, contractors (including Approved Sub Contractors and their employees) and agents of that Party and its Related Corporations (but in the case of Vétoquinol, excluding Parnell’s Personnel).

Product Unit means a unit of a Product in the standard sized vials used by Parnell to distribute the Products.

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Price means the price payable by Vétoquinol ***determined by Parnell for the Products as set out in Schedule 1 from time to time during the Term and ***.

Products means:

(a)          at the date of this Agreement - the products identified in Schedule 1 as being the subject of a Registration; and

(b)          after the date of this Agreement - those products identified in Schedule 1 which become the subject of a Registration in the Territory

Purchase Order means a purchase order for Products submitted to Parnell by Vétoquinol that conforms with both Clause 12.2 and Clause 12.5.

Records has the meaning given to it in Clause 22.

Registration means any consent, registration, filing, agreement, certificate, license, approval, permit, authority or exemption granted by or from Government Agency necessary for the importation and/or the sale of the Products in the Territory.

Related Corporation means a related body corporate within the meaning given to that term in Section 9 of the Corporations Act.

Specifications means the specifications of the Products as set out in Schedule 4 which is pursuant to the requirements of the registration of the Products.

Term means the term of this Agreement as specified in Clause 7.

Territory means Canada.

Trade Mark means any one or more of the Product or Company trade marks specified in Schedule 3.

Vétoquinol Contract Manager means the person appointed by Vétoquinol in that role in accordance with Clause 22.2.

Year means each twelve month period from January to December each calendar year during the currency of the Agreement with the first year starting at the Commencement Date and finishing December 31, 2009.

1.2          In this Agreement, unless the context otherwise requires:

(a)          headings are for convenience only and do not affect the interpretation of this Agreement;

(b)          words importing the singular include the plural and vice versa;

(c)          words importing a gender include any gender;

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(d)         other parts of speech and grammatical forms of a word or phrase defined in this Agreement have a corresponding meaning;

(e)         an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;

(f)          a reference to any thing (including, but not limited to, any right) includes a part of that thing;

(g)         a reference to a part, clause, Party, annexure, exhibit or schedule is a reference to a part and clause of, and a Party, annexure exhibit and schedule to, this Agreement and a reference to this Agreement includes any annexure, exhibit and schedule;

(h)         a reference to a statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

(i)          a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

(j)          a reference to a Party to a document includes that Party’s successors and permitted assigns;

(k)         where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the preceding Business Day;

(l)          a reference to an agreement other than this Agreement includes an undertaking, agreement or legally enforceable arrangement or understanding whether or not in writing;

(m)        a reference to an asset includes all property of any nature, including, but not limited to, a business, and all rights, revenues and benefits; and

(n)         a reference to a document includes any agreement in writing, or any certificate, notice, instrument or other document of any kind.

1.3          In this Agreement a reference to $ or dollars is a reference to the lawful currency of Canada.

2	Scope

2.1          Parnell has offered to appoint Vétoquinol as the exclusive distributor of the Products in the Territory as a result of Vétoquinol’s representation to Parnell that Vétoquinol has the capability to:

(a)         effectively distribute, market and sell the Products in the Territory; and

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(b)          to develop and grow that market for the products which Parnell has available for sale in the Territory.

2.2          Parnell represents the Products possess unique offerings in established markets in the Territory which:

(a)          will enable Vétoquinol to immediately commence exclusively distributing marketing and selling Estroplan 20mL in the Territory.

3	Establishment Fee

3.1          In consideration of:

(a)          Vétoquinol’s appointment as the exclusive distributor of the Products in the Territory;

(b)          the work carried out by Parnell to gain registration of Products in the Territory;

(c)          the potential market value which Vétoquinol will be able to derive from Parnell’s Registrations for the Products in the Territory,

and in recognition of Parnell’s agreement to the terms and conditions set out in this Agreement, Vétoquinol agrees to pay to Parnell an amount of $200,000 (Establishment Fee).

3.2          Vétoquinol must pay to Parnell the Establishment Fee according to the following payment schedule:

(a)          $200,000 payable within *** of the date on the ***of the ***.

3.3          If Parnell does not receive payment of the Establishment Fee from Vétoquinol within the time specified for payment in Clause 3.2 then this Agreement will, by virtue of this fact alone, cease to have any further force or effect whatsoever and the provisions of Clause 33 (with any necessary changes being made) will apply.

4	Minimum Sales Quantities

4.1          The continued operation of this Agreement is conditional on Vétoquinol purchasing from Parnell the Minimum Sales Quantity of Product, as specified in Schedule 2. Vétoquinol’s obligation to purchase the Minimum Sales Quantity for Estroplan 100mL only commences after *** for Estroplan 100mL and the 100mL ***.

4.2          If Vétoquinol fails to purchase from Parnell the Minimum Sales Quantity in accordance with Clause 4.1 for two consecutive years and Parnell ***, Parnell can terminate the Agreement by providing written notice of termination as set forth in Clause 32.

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5	Appointment

5.1          Parnell, by this Agreement, appoints Vétoquinol as its exclusive distributor of the Products in the Territory.

5.2          During the Term:

(a)          Parnell will not supply any Products containing Cloprostenol or Dinaprost to any third Party in the Territory;

(b)          Parnell will not appoint any other Person to distribute the Products in the Territory.

(c)          Parnell will inform in writing its distributors in the USA of the appointment of Vétoquinol as exclusive distributor of the Products in the Territory and shall ensure that the exclusivity granted by it to Vétoquinol is effective.

5.3          Vétoquinol is entitled to appoint sub-distributors of the Products and to authorize such sub-distributors to market, distribute and sell the Products in the Territory provided that:

(a)          Vétoquinol obtains Parnell’s prior written approval to the appointment of the sub-distributor (Approved Sub-Distributor);

(b)          the Approved Sub-Distributor itself does not have the right to appoint any further sub-distributors;

(c)          the Approved Sub-Distributor is to have no contractual relationship with Parnell and Vétoquinol will ensure that all of the Approved Sub-Distributor’s communications regarding the Products are dealt with by Vétoquinol;

(d)          Vétoquinol will require, by contractual obligation, that the Approved Sub- Distributor complies with the provisions of this Agreement as though the Approved Sub-Distributor were a Party to this Agreement; and

(e)          where an Approved Sub-Distributor is required by contractual obligation to do, or not to do, something, Vétoquinol must enforce those contractual obligations where the Approved Sub-Distributor defaults.

(f)          For the purposes of this Clause 5.3 the term Approved Sub-Distributors does not extend to wholesalers who distribute the Products to veterinary clinics or farmers under a prescription from a licensed veterinarian in their normal course of business.

5.4          At all times, Vétoquinol must distribute, market and sell the Products in the Territory in accordance with the statutory requirements and industry standards applicable in the Territory.

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5.5          Vétoquinol must not do any act, matter or thing, or omit to do any act, matter or thing which would jeopardize the goodwill of Parnell or the reputation of the Products in the Territory.

5.6          Vétoquinol must not directly or indirectly:

(a)          export the Products from the Territory;

(b)          distribute the Products to any person outside the Territory; or

(c)          distribute the Products to any persons in the Territory whom Vétoquinol knows they will distribute the Products outside the Territory or export the Products from the Territory.

5.7          Parnell must not directly or indirectly:

(a)          distribute the Products to any person whom Parnell knows, intends to distribute the Products in the Territory or export the Products to the Territory.

5.8          Vétoquinol must refer to Parnell any enquiries or orders received by Vétoquinol for the supply of the Products outside the Territory.

6	Restrictions

6.1          During the Term, Vétoquinol must not promote, market, sell or distribute to any third Party in the Territory any products containing Cloprostenol or Dinaprost other than those described in Schedule 1.

6.2          If during the Term Parnell can not supply Products that are the subject of a Purchase Order for a period of more than 120 days after the Delivery Date, Vétoquinol may provide written notice of intention to sell an alternative product containing Cloprostenol. The alternative product sold by Vétoquinol must not use the Estroplan brand name or trade dress and must be a product that is registered in the Territory.

7	Term

7.1          The term of Vétoquinol’s appointment as exclusive distributor under this Agreement commences on the Commencement Date and continues for seven (7) years from the Commencement Date. This Agreement will be extended for a subsequent terms of three (3) years except if terminated by either Party with a *** written notice or until the appointment is terminated early in accordance with Clause 3.3, Clause 4.2 or in accordance with Clause 32.1.

8	Registrations of Products

8.1          Parnell will use all reasonable commercial endeavours to obtain and maintain (where it is required to do so by virtue of the nature of the Products) the Registration of Products identified in Schedule 1 so as to enable Vétoquinol to market, sell and distribute the Products in the Territory.

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8.2          Subject to Clause 8.3, if the Registration of a Product is terminated (and Registration of the Product is required) and Vétoquinol is thus unable to market, sell and distribute the product in the Territory then:

(a)          Parnell is entitled to remove the Product from Schedule 1; and

(b)          Vétoquinol will cease to be entitled to market, sell and distribute that Product in the Territory.

Parnell will not be required to repay the Establishment Fee (as defined in Clause 3) to Vétoquinol if the Registration of a Product is terminated and the Product is removed from Schedule 1, however, Vétoquinol will be entitled to terminate this Agreement and shall be able to claim damages as prescribed in Clause 33.

8.3          At the Commencement Date, Estroplan 100mL vial is not yet approved. Parnell will use all reasonable commercial efforts to secure approval for this variant of the Product in the Territory

9	Marketing of Products

9.1          Vétoquinol must use all reasonable commercial endeavors to:

(a)          promote the Products in the Territory; and

(b)          maximize the sales of the Products in the Territory.

9.2          Vétoquinol has complete responsibility for the sale of the Products to prospective customers in the Territory and must undertake these activities at its expense.

9.3          Parnell licenses Vétoquinol to use the marketing materials which are developed by Parnell and supplied by it to Vétoquinol.

9.4          Vétoquinol must develop, at its own expense, marketing materials to promote the Products in the Territory. Parnell will assist Vétoquinol in the developing of marketing materials.

9.5          Vétoquinol must not use marketing materials developed by it unless those marketing materials have been provided to Parnell for review. Such marketing materials will be deemed to have been reviewed by Parnell where they are submitted to Parnell by Vétoquinol and Parnell does not notify Vétoquinol in writing of any objection to those marketing materials within 10 Business Days.

9.6          Vétoquinol is responsible for the accuracy and completeness of the marketing materials created by it except for the factual information provided by Parnell and used by Vétoquinol without modification in the context used by Parnell.

9.7          Vétoquinol must not make any representation or warranty about the Products other than those contained in the information or marketing materials provided by Parnell or prepared by Vétoquinol and approved by Parnell in accordance with Clause 9.5.

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9.8          Vétoquinol must not misuse the Estroplan brand or do any act or omission that may otherwise damage the Estroplan brand. If Parnell believes that Vétoquinol has or is intending to do an act or omission that does or may cause damage to the Estroplan brand both parties must meet in good faith to discuss the offending act or omission and agree a suitable remedy. If agreement can not be reached, Parnell is entitled to terminate the contract, however, Vétoquinol shall immediately be able to claim the damages prescribed in Clause 33.4

10	Marketing Plans and Reports

10.1        No later than the first day of each Year, other than the first year, Parnell and Vétoquinol must have agreed, in accordance with Clause 10.2, a written plan (to be prepared by Vétoquinol) in a form to be agreed between the Parties relating to the marketing, sale and distribution of the Products in the Territory by Vétoquinol for the Year to which it relates (Marketing Plan).

10.2        The process for the approval of the Marketing Plan is as follows:

(a)          In the first year Vétoquinol must prepare and submit to Parnell an Marketing Plan no later than 30 days after the Commencement Date. Parnell must notify Vétoquinol of its comments no later than 15 days thereafter.

(b)          No later than 60 days before the start of each subsequent Year, Vétoquinol must prepare and submit to Parnell a draft Marketing Plan for that Year

(c)          No later than 30 days after receipt by Parnell of the draft Marketing Plan, Parnell must notify Vétoquinol of its comments to the draft Marketing Plan

(d)          Representatives of Parnell and Vétoquinol may also meet to discuss (or discuss by telephone) any matters concerning the Marketing Plan.

(e)          Parnell and Vétoquinol must negotiate in good faith to reach agreement on the Marketing Plan that maximizes sales of the Products and maximizes profits for both Parties no later than 10 Business Days prior to the commencement of the Year to which the draft Marketing Plan relates.

10.3        Vétoquinol must report in writing to Parnell against the Marketing Plan at quarterly intervals during the Term, such report to be in the form agreed between the Parties and received by Parnell within 15 Business Days of the end of each quarter Year.

10.4        Vétoquinol must provide any other information reasonably requested by Parnell in relation to Vétoquinol’s marketing activities under this Agreement when requested to do so by Parnell.

10.5        If at any time an event occurs which has, or is likely to have, a material impact on the annual sales forecast being a change greater than 10% of the agreed annual sales forecast in the Marketing Plan then, Vétoquinol must immediately give Parnell written notice detailing:

(a)          when the event occurred;

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(b)          describing the nature of the event;

(c)          Vétoquinol’s view of the impact the event will have; and

(d)          in the event of a decrease in the annual sales forecast Vétoquinol’s plan of action that it will take to minimize the impact of the event (Mitigation Plan).

10.6        Vétoquinol must then take action at the time and in the manner contemplated by that Mitigation Plan.

10.7        Vétoquinol must keep Parnell informed in a timely manner of any general market, economic and regulatory developments that Vétoquinol, acting reasonably, considers may adversely or beneficially effect the sales of the Products by it in the Territory.

11	Pricing

11.1        The price payable by Vétoquinol to Parnell for the supply of the Products will be calculated by reference to the ***.

11.2        Parnell must notify Vétoquinol of any price changes for any Product ***.

11.3        In the event that ***must *** with respect to ***. In the event that ***for the ***

11.4        Upon the new price taking effect under this Clause, Schedule 1 will be deemed to have been amended by the deletion of the old Price and the insertion of the new Price.

11.5        For the purpose of all calculations and determinations made under this Agreement, the Price is the ***.

11.6        If, at any time during the Term, ***in the Territory results in Vétoquinol having to sell a Product in the Territory *** (Relevant Event) then, *** (RE Notice), *** must meet to *** as to the *** in order to *** to a ***. If the ***days of a RE Notice being given (and the RE Notice *** then subject to preservation of *** in Clause 33.4., *** after notice of termination is given

12	Purchase Orders

12.1        Vétoquinol is entitled at any time during the Term of the Agreement to request the supply of Estroplan 20 from Parnell, subject to Clauses 12.3 and 12.4. Vétoquinol will make these requests by submitting a Purchase Order to Parnell.

12.2        Vétoquinol is entitled to submit a Purchase Order to Parnell for the supply of Estroplan 100mL on and from the earlier of:

(a)          the date on which Parnell notifies Vétoquinol in writing that Estroplan 100mL is approved; or

(b)          ***;

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12.3        A Purchase Order submitted by Vétoquinol, under this Agreement, must:

(a)          be for a minimum quantity of

(i)          ***of Product AND/OR

(ii)         ***of Product

Except for the first Purchase Order, which must be for *** of Product

(b)          be in writing;

(c)          be dated;

(d)          not be inconsistent with the terms of this Agreement; and

(e)          be signed by Vétoquinol.

12.4        A Purchase Order submitted by Vétoquinol, under this Agreement, must also specify the following:

(a)          subject to the Minimum Sales Quantities, the quantity of the Products required;

(b)          the date by which Vétoquinol requires delivery of the Products which will not be less than ***, unless otherwise agreed in writing by both Parties;

(c)          the reference number of the Purchase Order; and

(d)          any other special instructions Vétoquinol requires Parnell to observe in relation to the Products, the subject matter of the Purchase Order (including any special delivery instructions).

12.5        A Purchase Order will not be binding on Parnell unless it is signed by Vétoquinol.

12.6        Each Purchase Order will be accepted by Parnell within five (5) days , such acceptance not to be unreasonably withheld and will constitute a separate binding contract between Parnell and Vétoquinol for the delivery by Parnell, and the purchase by Vétoquinol, of the Products specified in the Purchase Order on the terms and conditions set out in this Agreement.

12.7        Vétoquinol is not entitled to vary the requested delivery date or quantity of the Products specified in any Purchase Order given by it under this Agreement, except if agreed by Parnell.

12.8        Notwithstanding anything to the contrary in this Agreement, in the first Purchase Order placed on Parnell for Estroplan, Vétoquinol will purchase a minimum quantity of *** of Estroplan from Parnell in ***.

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13	Delivery

13.1        Subject to Vétoquinol ordering the minimum order quantity specified in Clause 12.3, Parnell will only deliver product that has a ***.

13.2        The Products sold by Parnell to Vétoquinol pursuant to an accepted Purchase Order will be sold *** (as defined in Incoterms).

13.3        Parnell will deliver Products, the subject of an accepted Purchase Order, with accompanying documentation including certificate of analysis and commercial invoice by making the Products available *** as is notified from time to time by Parnell to Vétoquinol).

13.4        Notwithstanding Clause 13.3, the first Purchase Order submitted by Vétoquinol for Estroplan will be available *** instead of the address specified in Clause 13.3.

13.5        Parnell has no obligation to arrange loading of, carriage of or insurance for those Products sold by Parnell to Vétoquinol pursuant to an accepted Purchase Order. At the request of Vétoquinol, Parnell may assist in making arrangements at Vétoquinol expense for the loading of and carriage of those Products.

13.6        Parnell will give written notice as to the date on which Products, the subject of an accepted Purchase Order, will be available for collection by Vétoquinol (Delivery Notice).

13.7        Vétoquinol is deemed to take delivery of the Products on the date on which a Delivery Notice is given to Vétoquinol.

13.8        Parnell bears all risk of loss or damage to Products until the Delivery Notice relating to those Products is given to Vétoquinol on and from which date Vétoquinol bears all risk of loss or damage to the Products.

13.9        Parnell will make all reasonable commercial efforts to make the Products, the subject of an accepted Purchase Order, available for collection by or on behalf of Vétoquinol promptly after notice of Parnell’s acceptance is given in respect of the Purchase Order.

13.10      In the event that Parnell makes arrangements on behalf of Vétoquinol for the carriage of goods all undertakings will be made with best endeavours but no liability is assumed by Parnell. Any invoices payable for delivery of goods will be payable by Vétoquinol for which Parnell will provide a relevant invoice.

14	Late Delivery or Failure to Deliver

14.1        Subject to Clause 14.2, ***not be ***which are the ***provided that:

(a)          Vétoquinol may by written notice to Parnell (Delivery Reject Notice) reject delivery of those Products where delivery takes place *** nominated in the relevant Purchase Order (Sunset Delivery Date); and

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(b)          to the extent that Parnell is not ***, the ***will be *** in which the *** occurs.

14.2        Despite any other provisions contained in this agreement, the amount to be payable by Parnell shall not exceed $200,000 in any such case.

14.3        If:

(a)          Vétoquinol places a Purchase Order for a quantity of Estroplan within the *** of this Agreement; and

(b)          Parnell is unable to deliver *** Product/Estroplan specified in that Purchase Order (Affected Estroplan Quantity) by the *** because it is *** for whatever reason, except in case of Force Majeure as defined in Clause 26 herein , or because the *** has not been ***, or because the *** has been *** then, even if the Agreement is terminated by Vétoquinol or Parnell for just cause *** to *** as agreed damages ***that (i) elapses after the *** up to the month which is ***and (ii) in which the Affected Estroplan Quantity is not delivered or if the *** occurs more than ***then ***that (i) elapses after the *** up to the month which is ***and (ii) in which the Affected Estroplan Quantity is not delivered.

15	Invoices and Payment

15.1        Any invoice submitted by Parnell to Vétoquinol under this Agreement must be in writing, be dated, relate to the Products and must include (as the case may require):

(a)          the reference number of the Purchase Order;

(b)          confirmation of the quantity of the Products delivered;

(c)          the address to which the Products was delivered;

(d)          the Actual Delivery Date;

(e)          the total amount of the invoice; and

(f)          the reference number of the invoice.

15.2        The price payable by Vétoquinol for Products, which are the subject of a Purchase Order accepted in writing by Parnell, will be invoiced by Parnell on the date on which it gives written notice of its acceptance of the Purchase Order to Vétoquinol (Invoice Date).

15.3        Subject to Clause (a), invoices issued by Parnell are payable by Vétoquinol as follows:

(a)          Vétoquinol must pay Parnell’s invoice *** of the date of the Delivery Notice (in accordance with Clause 13.6)

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15.4        Vétoquinol must pay the amount which has become due and payable under any invoice, issued by Parnell, by wire transfer to the bank account nominated by Parnell to Vétoquinol for this purpose.

15.5        Subject to Clause 15.6, if Vétoquinol fails to pay an invoice by the due date, interest will accrue on the unpaid amount until it is paid at the rate of ten percent (10%) per annum. Interest is payable on demand and in addition to the amount on which interest is charged.

15.6        If Vétoquinol disputes the amount claimed to be due to Parnell under any invoice issued by Parnell, Vétoquinol must pay the amount which is not in dispute and notify Parnell in writing about the amount in dispute and the grounds for the dispute. Such a dispute is to be resolved in accordance with the procedure set out in Clause 25. If as a result of the dispute resolution process, an amount is found to have been properly invoiced by Parnell and payable by Vétoquinol then, interest will be payable on the unpaid amount from the due date to the date of payment in accordance with Clause 15.5.

16	Adverse Experience Reporting

16.1        Parnell as the owner of the Registration is responsible for meeting Adverse Experience Reporting obligations as required by the VDD and any other regulatory agency. In order for Parnell to meet those obligations, Vétoquinol must:

(a)          immediately provide a written report to Parnell setting out any information received by Vétoquinol, or of which it becomes aware, concerning any side effect, toxicity, lack of efficacy or any other adverse reaction associated with the use of the Products, whether or not considered to be attributable to use or administration of the Products.

(b)          If Vétoquinol is required to report any information concerning any side effect, toxicity, lack of efficacy or any other adverse reaction associated with the administration or use of the Products to a Government Agency, provide a copy of that report to Parnell together with copies of all correspondence between Vétoquinol and the Government Agency.

16.2        Parnell must immediately provide Vétoquinol with written notice of any information concerning any side effect, toxicity, lack of efficacy or other adverse reaction associated with administration or use of the Products, whether or not considered to be attributable to the Products, of which it is notified or becomes aware.

17	Product Recall

17.1        If either Party (acting reasonably) determines that any quantity of the Products supplied by it needs to be recalled, it must immediately give written notice to the other Party (Recall Determination Notice).

17.2        Upon a Recall Determination Notice being given, representatives of each Party must meet (either in person or by teleconference) to determine whether a Product recall should be implemented and, if so, by which Party the Product recall should be implemented.

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17.3        In the absence of agreement between the Parties concerning the implementation of the Product recall, Parnell will be responsible for determining the Product recall strategy and Vétoquinol will be responsible for implementing the Product recall in the Territory and Parnell will be responsible for any necessary negotiations and communications with the VDD or any regulatory authorities.

17.4        Each Party will cooperate with the other (and any wholesalers of Vétoquinol and/or Approved Sub-Distributors) in relation to the Product recall.

17.5        Subject to Clause 17.6, all direct costs incurred by Vétoquinol in implementing the Product recall in the Territory are to be borne by Parnell. In addition, Parnell must pay to Vétoquinol subject to the limitation in Clause 29.2 an account of profit for lost sales attributed to the act or omission of Parnell or its personnel which caused the Product recall by it giving Vétoquinol a credit for that amount in relation to future supplies of the Products made by Parnell to Vétoquinol.

17.6        If a Product recall is caused by any voluntary act or omission of Vétoquinol or its personnel, Vétoquinol must:

(a)          pay all costs associated with the implementation of the Product recall;

(b)          must reimburse Parnell for all reasonable direct costs incurred by it in managing such Product recall (and implementing it if Vétoquinol refuses or neglects to do so); and

(c)          pay to Parnell an account of profit for lost sales attributed to the act or omission of Vétoquinol or its personnel which caused the Product recall subject to the limitation in Clause 29.2.

18	Packaging and Markings

18.1        In this Clause reference to packaging includes the livery or trade dress of the primary and secondary packaging together with the labeling on the primary and secondary packaging.

18.2        Parnell acknowledges that Vétoquinol trade dress includes:

(a)          materials in which Vétoquinol owns copyright; and

(b)          trade marks owned by Vétoquinol (Vétoquinol Content).

Vétoquinol grants a license to Parnell to reproduce the Vétoquinol Content for the purpose of enabling Parnell to comply with its obligations under this Clause.

18.3        Parnell will supply the Products:

(a)          in packaging with:

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(i)          Vétoquinol’s trade dress as agreed in writing from time to time between the Parties such agreement not to be unreasonably withheld or delayed; and

(ii)         Parnell’s trade mark and/or logo as agreed in writing from time to time between the Parties such agreement not to be unreasonably withheld or delayed; and

(b)          with labeling (on primary and secondary packaging) in accordance with the legislative requirements of the Territory as specified by Vétoquinol.

18.4        Vétoquinol may request a modification to the packaging of the Products not more than once in each Year.

18.5        If Vétoquinol wishes to request changes to the packaging of the Products in accordance with Clause 18.4, it must give notice to Parnell in writing and submit details of the proposed modification for Parnell’s approval. Subject to Clause 18.9, Parnell reserves the right not to implement requested changes to the packaging in the interest of consistent branding for the Products in other countries.

18.6        Once a modification to the packaging has been approved by Parnell in writing, the modification will be implemented once all existing packaging materials developed for use in the Territory have been used up.

18.7        Vétoquinol must not alter, obscure, remove, conceal or otherwise interfere with any markings or indications of the source or origin of the Products placed by Parnell on the original packaging and external makeup of the Products except as may be required by a Government Agency and with Parnell’s written approval.

18.8        Parnell is responsible for ensuring that the specifications for packaging, labeling and package inserts comply with the requirements of the Laws of the Territory and the requirements of any Government Agency in the Territory.

18.9        Where packaging has to be modified to meet the requirements of a change in Law in the Territory or a change in the requirements of a Government Agency in the Territory and Vétoquinol becomes aware of this requirement Vétoquinol must immediately notify Parnell of the change in requirements in writing.

18.10      Parnell has no obligation to incorporate such modifications until all existing packaging has been utilized unless there is a requirement by the VDD that the modification to the packaging must be implemented sooner.

18.11      In the case where the changes are only required by Vétoquinol, Parnell will modify the packaging at Vétoquinol’s cost.

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19	Trade Mark

19.1        For the purpose of enabling Vétoquinol to exercise its rights under this Agreement, Parnell grants an exclusive license to Vétoquinol to use the Trade Mark in the Territory in conjunction with the marketing, distribution and sale of the Products but only in the manner directed in writing by Parnell.

19.2        Without limiting the generality of Clause 19.1, Vétoquinol must submit marketing materials, on which a Trade Mark appears, for Parnell’s prior written approval.

19.3        A Trade Mark may only be used in the manner approved.

19.4        Vétoquinol must only use a Trade Mark in accordance with the written instructions given to it by Parnell.

19.5        Vétoquinol must use, in its distribution and sale of the Products, the Trade Mark which relates to the Product.

20	Product Warranties

20.1        Parnell warrants to Vétoquinol that each batch of Products will:

(a)          be free from defects at the time of delivery;

(b)         conform to the Specification for the Products;

(c)          be manufactured in accordance with GMP and all Laws and Registrations; and

(d)          not infringe any Intellectual Property Rights or other rights of any third Party.

21	General Warranties

21.1        Parnell warrants to Vétoquinol that:

(a)          Parnell and each of its Approved Sub-Contractors has, or will have at the relevant time, the resources, capacity, expertise and ability to supply the Products;

(b)          Parnell has the requisite power and authority to enter into this Agreement to carry out the obligations imposed on it by this Agreement;

(c)          the execution and delivery of this Agreement has been properly authorized;

(d)          this Agreement constitutes a legal, valid and binding obligation on its part;

(e)          this Agreement does not conflict with any provision of its constitution or other constituent document or any Law; and

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(f)          Parnell has all licenses, registrations, consents, approvals and permits relevant to the obligations imposed on it by this Agreement;

(g)          it owns, or has the right to use and will at all times own or have the right to use, ail Intellectual Property Rights in the Products; and

(h)          (where it is not the owner of such Intellectual Property Rights) it has, and will at all relevant times have, full authority to grant all of the licenses granted by it under this Agreement.

(i)           it shall sell the Products to Vétoquinol free and clear of any liens, claims or encumbrances

(j)           Parnell will comply with the terms of the Manufacturing Quality Agreement specified in Schedule 5 and shall cause its third Party manufacturer, if any, to comply with the MQA to assure that the Product meets specifications as approved by the VDD or other regulatory agencies

(k)          the formulation and use of the Product and the processes and methods used to create the Product do not and will not infringe any valid Canadian patent or any other patent.

21.2         Vétoquinol warrants to Parnell that:

(a)          Vétoquinol has the requisite power and authority to enter into this Agreement to carry out the obligations imposed on it by this Agreement;

(b)          the execution and delivery of this Agreement has been properly authorized;

(c)          this Agreement constitutes a legal, valid and binding obligation on its part;

(d)          this Agreement does not conflict with any provision of its constitution or other constituent document or any Law; and

(e)          Vétoquinol has all licenses, Registrations, consents, approvals and permits relevant to the obligations imposed on it by this Agreement.

(f)          Vétoquinol will comply with the terms of the Manufacturing Quality Agreement specified in Schedule 5

22	Contract Management

22.1        Parnell will nominate a person to act as its contract manager to manage the operation of this Agreement for Parnell and to represent Parnell (either in person or through his or her delegate) in all day to day dealings with Vétoquinol (Parnell Contract Manager).

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22.2        Vétoquinol will nominate a person to act as its contract manager to manage the operation of this Agreement for Vétoquinol and to represent Vétoquinol in all day to day dealings with Parnell (Vétoquinol Contract Manager).

22.3        The Vétoquinol Contract Manager will:

(a)          be the single point of contact for Parnell for the purposes of this Agreement;

(b)          have the authority and be given the responsibility to perform for Vétoquinol each of the tasks referred to in this Clause 22;

(c)          be a full time employee of Vétoquinol; and

(d)          have a strong working knowledge of Vétoquinol’s business operations and the Products.

22.4        The Contract Managers will (unless otherwise agreed):

(a)          meet by teleconference at the times agreed by the Parties, but at least every three months during the currency of this Agreement or on two Business Days notice at the request of either Party if an issue arises in relation to this Agreement;

(b)          review and discuss (at a minimum):

(i)          Reports submitted by Vétoquinol;

(ii)         performance of Vétoquinol as measured against the Marketing Plan; or

(c)          at any time raise any issues of concern or interest relating to this Agreement; and

(d)          work in good faith to resolve any issues of concern, and if they are unable to resolve them refer the matter for resolution in accordance with Clause 25.

23	Records and Audits

23.1        Vétoquinol agrees to establish and maintain line systems recording transactions and matters relating to:

(a)          the supply of the Products;

(b)          its performance; and

(c)          customer feedback on the Products

(Records).

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23.2        By written request of Parnell, which may be done, on 10 Business Days notice, an independent auditor which is accepted by Vétoquinol as being independent, acceptance not to be unreasonably withheld, may inspect the Records at a mutually agreed time.

23.3        Parnell will use reasonable commercial endeavors to minimize the impact of any such inspection on Vétoquinol’s business. Vétoquinol will not unreasonably withhold its agreement to the time for an audit.

23.4        Parnell will retain all Records for completed transactions:

(a)          for a period of seven years after the completion of the transactions to which the Records relate unless otherwise agreed between the Parties; or

(b)          until the termination of this Agreement, whichever is the sooner.

23.5        Parnell must comply with all statutory obligations imposed upon it or Vétoquinol in relation to the retention of the Records and, to the extent that those obligations are inconsistent with the provisions of this Agreement, it will comply with the statutory obligations.

24	Confidentiality

24.1        Each Party (Recipient) must keep confidential the other Party’s (Disclosing Party’s) Confidential Information.

24.2        A Recipient may only disclose the Disclosing Party’s Confidential Information, for the purpose of performing its obligations under this Agreement, to:

(a)          officers, employees, accountants, auditors, legal advisers and other professional advisers (approved by the Disclosing Party to receive Confidential Information) of the Recipient, or officers and employees any person with whom the Recipient has a confidentiality agreement that imposes on that person confidentiality obligations no less stringent than those imposed on Recipients under this Agreement, who:

(i)          have a need to know (and only to the extent that each has a need to know); and

(ii)         have been directed and have agreed to keep confidential the Confidential Information on terms consistent with this Agreement; or

(b)          the extent, and to the persons, required by Law or an applicable regulatory body.

24.3        A Recipient must, at its own expense:

(a)          ensure, at all times, that each officer, employee and subcontractor to whom the Disclosing Party’s Confidential Information has been disclosed under this Clause 24 keeps that information confidential;

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(b)          establish and maintain effective security measures to safeguard the Disclosing Party’s Confidential Information from unauthorized access or use;

(c)          keep the Disclosing Party’s Confidential Information under its control (whether it has physical possession of the Confidential Information or not);

(d)          immediately take all steps to prevent or stop, and comply with any direction issued by the Disclosing Party from time to time regarding, a suspected or actual breach; and

(e)          immediately notify the Disclosing Party of any suspected or actual unauthorized use, copying or disclosure of the Disclosing Party’s Confidential Information.

24.4        Parnell will provide assistance reasonably requested by Vétoquinol in relation to any proceedings that Vétoquinol may take against any person (other than Parnell) for unauthorized use, copying or disclosure of Vétoquinol’s Confidential Information.

24.5        Vétoquinol will provide assistance reasonably requested by Parnell in relation to any proceedings that Parnell may take against any person (other than Vétoquinol) for unauthorized use, copying or disclosure of Parnell’s Confidential Information.

24.6        Each Party acknowledges that it is aware that any breach of this Clause 24 may result in damage to the other Party and that each Party is entitled to enforce its rights by specific performance or injunction proceedings as monetary damages may not be sufficient relief.

24.7        On termination of this Agreement, each Recipient agrees that:

(a)          it must continue to keep confidential in accordance with this Clause 24 the Disclosing Party’s Confidential Information; and

(b)          its rights to use and disclose the Disclosing Party’s Confidential Information cease other than in relation to information which the Recipient is required to disclose in order to comply with any reporting obligations to relevant regulatory bodies.

24.8        Neither Party will make any public statements about the Agreement, the Products or its relationship with the other Party without the other Party’s prior written approval.

24.9        All references in this Clause to the “Disclosing Party” or the “Disclosing Party’s Confidential Information” apply to a third Party whose Confidential Information is used in the performance of, or is necessary to the supply of the Products as if the third Party was a Party to this Agreement.

25	Dispute Resolution

25.1        If a Party considers that a dispute has arisen, it may issue a notice to the other Party, setting out reasonable particulars of the matter in dispute (a Dispute Notice).

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25.2        The Parties must promptly hold good faith discussions to attempt to resolve the dispute and must (subject to privilege) furnish to the other Party all information with respect to the dispute which is appropriate in connection with its resolution.

25.3        If the dispute has not been resolved within 15 Business Days, or such longer period as the Parties may agree, this dispute resolution procedure will be taken to be exhausted by the Parties and either Party may commence court proceedings in relation to a Dispute.

25.4        Except where the dispute renders it impossible to do so, the Parties will continue performing their respective obligations under this Agreement while a dispute is being resolved, unless and until such obligations are terminated or expire in accordance with this Agreement.

25.5        Each Party must use its best endeavors to ensure that where a dispute is reasonably foreseeable, it is dealt with at a sufficiently early stage to ensure that there is a minimum effect on the ability of either Party to perform its obligations under this Agreement.

25.6        Despite anything in this Clause 25, a Party may at any time commence court proceedings in relation to any dispute or claim arising under or in connection with this Agreement where that Party seeks urgent or interlocutory relief.

25.7        Product Quality Complaints

(a)          Any complaint by Vétoquinol on defects of the Products delivered by Parnell shall be notified in writing by Vétoquinol to Parnell within twenty (20) days business days from the date of the delivery of the Products in Vétoquinol’s facility and Vétoquinol shall simultaneously send samples of such defective products to Parnell. In the case Vétoquinol becomes aware of any defect in the Products which may not have been obvious at the delivery by visual inspection of such products, Vétoquinol shall notify such defect to Parnell without any delay.

(b)          Upon representative samples of the Defective Product Quantity being delivered to Parnell it will undertake a comprehensive investigation of the cause of the product quality defect. In the event the defect is due solely to a fault by Parnell, Parnell shall replace the Defective Product Quantity as soon as practicable and free of charge. Subject to the provisions of this Clause 24, in the event that Parnell does not find a fault that is due solely to Parnell the product will be deemed to have been delivered and payable.

26	Force Majeure

26.1        If either Party is prevented from, or impeded in, performing any of its obligations under this Agreement due to a Force Majeure Event, it must promptly give notice to the other Party specifying:

(a)          the circumstances constituting the Force Majeure Event; and

(b)          the extent and likely duration of those circumstances.

24

26.2        If either Party gives a notice under Clause 26.1 that Party’s obligations under this Agreement, will be suspended for as long as the Force Majeure Event may continue to prevent it from, or impede it in, performing any of its obligations under this Agreement.

26.3        If there Is a Force Majeure Event, the notifying Party must:

(a)          make every reasonable effort to minimize the effects of the Force Majeure Event;

(b)          use its best efforts to overcome the Force Majeure Event; and

(c)          promptly resume performance of its obligations under this Agreement as soon as reasonably possible after cessation of the Force Majeure Event.

27	IPR Infringement Indemnity

27.1        Parnell indemnifies Vétoquinol and its respective Personnel (those indemnified) against all Damages that any of those indemnified may suffer or incur in connection with any Claim that the marketing, sale and distribution of the Products infringes the Intellectual Property Rights or moral rights of any person (IPR Infringement Claim), and must satisfy any settlement of or judgment given in any IPR Infringement Claim.

27.2        If a third Party makes an IPR Infringement Claim against Vétoquinol:

(a)          Vétoquinol must promptly notify Parnell; and

(b)          Parnell must ensure that the IPR Infringement Claim is promptly and appropriately defended.

27.3        Parnell will have sole control and conduct of IPR Infringement Claims and any resulting settlement negotiations, unless Vétoquinol requests, by giving notice to Parnell to defend or settle itself any IPR Infringement Claim, which (in Vétoquinol’s reasonable opinion) is not being conducted in accordance with Clause  27.2.

27.4        On receiving a request from Vétoquinol under Clause 27.3, Parnell must accept Vétoquinol’s request and provide all assistance reasonably required by Vétoquinol to defend or settle that IPR Infringement Claim, in which case Vétoquinol will consult with Parnell during the proceedings and before settling the IPR Infringement Claim.

27.5        If Parnell is defending the IPR Infringement Claim in accordance with Clause  27.2(b):

(a)          Vétoquinol will provide, Parnell promptly with all reasonable assistance Parnell requires in relation to, and in its defense of, the IPR Infringement Claim; and

(b)          Parnell must not unnecessarily or unreasonably take, or fail to take, any action if to do so would damage the name and reputation of Vétoquinol.

25

27.6        If a Product becomes, or in Parnell’s reasonable opinion is likely to become, the subject of an IPR infringement Claim Parnell is entitled to cease to offer that Product for sale in the Territory and, by notice in writing to Vétoquinol, terminate Vétoquinol’s right to distribute that Product whereupon that Product will cease to be included in Schedule 1. Parnell is entitled to exercise its rights under this Clause subject to the damages prescribed in Clause 33.4 payable to Vétoquinol.

28	Indemnities

28.1        Each Party (Indemnifier) indemnifies the other Party, its Personnel, their successors and assigns (Indemnified) but against any and all Damages that the Indemnified may sustain or incur in connection with any claim made or asserted against them in respect of the personal injury or death or tangible property damage arising out of or in connection with the use of or administration of the Products.

28.2        The amounts referred to in Clause 28.1 are not payable to the extent they are due to the negligence, breach of contract, fraud or willful misconduct of the Indemnified.

29	Limitation of Liability

29.1        Other than as specified in this Agreement and to the fullest extent permitted by law all implied conditions and warranties are, by the operation of this Clause, excluded.

29.2        The liability of either Party for breach of this Agreement or in tort, or for any other common law or statutory cause of action arising out of the operation of this Agreement (including an indemnity), will be limited (subject to Clauses 29.3 and 29.4, in aggregate, to $200,000.

29.3        For the avoidance of doubt, but subject to Clause 29.1, the limitations and exclusions in Clause 29.2 do not apply to loss incurred by either Party in respect of:

(a)          breach of confidence;

(b)          liability for personal injury or property damage;

(c)          liability under the IP indemnity;

(d)          fraud by either Party Parnell or either Party’s Personnel; or

(e)          unlawful or willful acts and omissions.

29.4        Without limiting any of their respective obligations under this Agreement each Party must mitigate losses suffered under this Agreement.

30	Insurances

30.1        Each Party (an Insuring Party) must take out and maintain during the currency of the Agreement a comprehensive product liability insurance policy to cover all sums which may become legally liable to pay consequent upon:

26

(a)          the death of or bodily injury (including disease or illness) to any natural person or animal; and

(b)          loss of, or damage to, real or personal property (including the loss of use thereof), in connection with supply of the Products.

30.2        Each Insuring Party must ensure that:

(a)          the insurance policy taken out in accordance with Clause 30.1 will be effected with a reputable insurance company;

(b)          the products liability cover referred to in Clause 30.1 is for a minimum cover of $ 10 million for each claim and in the aggregate;

(c)          the insurance policy taken out in accordance with Clause 30.1 cannot be amended or cancelled without written notice being given to the other Party;

(d)          the insurance policy taken out in accordance with Clause 30.1 will comply with the laws of all the jurisdictions in which Parnell will be performing its obligations under this Agreement;

30.3        Each Insuring Party must comply with all of the terms and conditions of any insurance policy taken out under this Clause.

30.4        Each Insuring Party must, within 20 business days of the Commencement Date and on request being made by the other Party, promptly provide to the other Party copies of certificates or other evidence of currency for insurance policies effected in accordance with this Clause 30.

31	Notices

31.1        A Party giving notice or notifying under this Agreement must do so in writing:

(a)          directed to the recipient’s address specified in this Clause, as varied by any notice; and

(b)          hand delivered or sent by prepaid post or sent by facsimile or sent by email to that address.

31.2        The Parties’ addresses, facsimile numbers and email addresses are:

Parnell:

North America (Aust) Pty Ltd

Vétoquinol:

Vétoquinol SA

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31.3        A notice given in accordance with Clause 31.1 is taken to be received:

(a)          if hand delivered, on delivery;

(b)          if sent by prepaid post, five Business Days after the date of posting; or

(c)          if sent by facsimile, when the sender’s facsimile system generates a message confirming successful transmission of the total number of pages of the notice unless, within one Business Day after that transmission, the recipient informs the sender that it has not received the entire notice; or

(d)          if sent by email, one Business Day after the time of dispatch if receipt is confirmed by the recipient within one Business Day after the time of dispatch.

31.4        Where a Party’s postal address, email address or facsimile number changes from that noted above, that Party will provide a written notice to the other Party notifying it of such change.

32	Termination

32.1        In addition to any other entitlement it has to terminate this Agreement in accordance with its terms, Parnell may, by written notice to Vétoquinol, terminate this Agreement if:

(a)          Vétoquinol materially breaches this Agreement and the breach cannot be, or is not, rectified within ***after a notice from Parnell specifying the breach;

(b)          an Insolvency Event occurs in relation to Vétoquinol; or

(c)          any other event specified in this Agreement as giving rise to a right for Parnell to terminate occurs,

which notice will take effect on the day on which it is given.

32.2        In addition to any other entitlement it has to terminate this Agreement in accordance with its terms, Vétoquinol may, by notice to Parnell, terminate this Agreement:

(a)          if Parnell materially breaches this Agreement and the breach cannot be, or is not, rectified within ***after a notice from Vétoquinol specifying the breach subject to the damages prescribed in 33.4 payable to Vétoquinol.; or

(b)          if an Insolvency Event occurs in relation to Parnell, or

(c)          any other event specified in this Agreement as giving rise to a right for Vétoquinol to terminate occurs, which in certain cases is also subject to the damages prescribed in 14.3 and 33.4 payable to Vétoquinol.

(d)          in the case Parnell cannot supply Product on conditions given in Clause 6.2 and except if due to Force Majeure, Vétoquinol shall be entitled to terminate this Agreement and shall be able to claim damages as prescribed in Article 33.4.

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which notice will take effect on the day on which it is given.

32.3        If as a result of any merger or acquisition or business reconstruction undertaken by Parnell (whether as a buyer or a seller) Parnell (or its successor or assign) determines that it wishes to have the right to market, sell and distribute the Products in the Territory then upon written notice of agreement by Vétoquinol, Parnell (or its successor or assign) may terminate this Agreement by giving 12 months notice in writing to Vétoquinol which notice may be given at any time after the Commencement Date.

33	After Termination

33.1        After notice of termination is given:

(a)          *** any ***and ***for the ***; and

(b)          ***to ***of the Products which it ***provided that ***of the Products ***. If *** this ***then the ***for the ***will be the ***that ***any *** for ***. In the event of ***that are *** not *** in the ***.

(c)          Any sums owing from Parnell to Vétoquinol shall be paid

33.2        After notice of termination is given, ***whether or not *** of Products which are the *** to the ***. *** will ***of its *** of the ***. If *** that it will *** then *** and ***in respect ***will be ***.

33.3        Termination of this Agreement in its entirety (or as it relates to the Products) will not affect any accrued rights of either Party.

33.4        If the Agreement *** of its *** or if the *** with *** and in particular *** of the *** as described in *** to ***as agreed

(a)          ***(i) up to the month which is *** and (ii) ***up to the month which is ***.

34	Miscellaneous

34.1        This Agreement (including its Schedules):

(a)          constitutes the entire agreement between the Parties as to its subject matter; and

(b)          in relation to that subject matter, supersedes any prior understanding or agreement between the Parties and any prior condition, warranty, indemnity or representation imposed, given or made by a Party.

34.2        Each Party must use reasonable efforts to do all things necessary or desirable to give full effect to this Agreement.

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34.3        The failure of a Party at any time to require performance of any obligation under this Agreement is not a waiver of and is without prejudice to that Party’s right:

(a)          to exercise any right that Party may have under this Agreement or otherwise in relation to the other Party’s acts or omissions;

(b)          to claim Damages for breach of that obligation; and

(c)          at any other time to require performance of that or any other obligation under this Agreement,

unless written notice to that effect is given in accordance with Clause 31.

34.4        Waiver of any provision of or right under this Agreement:

(a)          must be in writing signed by the Party entitled to the benefit of that provision or right; and

(b)          is effective only to the extent set out in any written waiver.

34.5        Except as expressly provided otherwise in this Agreement, a right, power, remedy, entitlement or privilege given or granted to a Party under this Agreement is cumulative with, without prejudice to and not exclusive of any other right, power, remedy, entitlement or privilege granted or given under this Agreement or by Law.

34.6        A Party will not be liable to the other Party for any damages to the extent that the breach giving rise to the damages was caused by the other Party’s failure to perform its obligations under this Agreement, including a failure resulting from the other Party’s negligence or breach of this Agreement.

34.7        Nothing in this Agreement, or any circumstances associated with it or its performance, give rise to any relationship of partnership or employer and employee, joint venture or fiduciary duty between Vétoquinol and Parnell.

34.8        Part or all of any provision of this Agreement that is illegal or unenforceable may be severed from this Agreement and the remaining provisions of this Agreement continue in force.

34.9        Clauses 15, 24, 25, 26, 27, 28, 29, 31, 33 and 34 will survive the expiration or earlier termination of this Agreement.

34.10      This Agreement is governed by the law applicable in New South Wales. Each Party irrevocably and unconditionally submits to the jurisdiction of the courts exercising jurisdiction in that State.

34.11      The Parties agree that good faith and fair dealing shall be applied throughout this agreement

[Schedules commence next page]

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SCHEDULE 1
[Products and Price]

Product	***	***
Estroplan 20ml vial	***	***
Estroplan 100mL Glass vial	***	***

S-1-1

SCHEDULE 2

***

* **	***	***
***	***	***

***

***	***
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S-2-1

SCHEDULE 3

[Product Trade Marks]

Product	Trademark

Estroplan 20mL	Estroplan

Estroplan 100mL	Estroplan

S-3-1

SCHEDULE 4

[Product Specifications]

Product Name:	ESTROPLAN INJECTION

TEST	LIMIT/SPECIFICATION
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S-4-1

DISTRIBUTION AND SUPPLY AGREEMENT

SCHEDULE 5

[Manufacturing Quality Agreement (“MQA”)]

1.1           ***

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S-4-2

DISTRIBUTION AND SUPPLY AGREEMENT

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DISTRIBUTION AND SUPPLY AGREEMENT

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S-4-3

DISTRIBUTION AND SUPPLY AGREEMENT

Executed as an agreement:

EXECUTED for an on behalf of	)
Parnell North America	)
Pty Limited by a director	)
in the presence of:

/s/ Erika Kristy Vikor		/s/ Robert Joseph
Signature of witness		Signature of director

Erika Kristy Vikor		Robert Joseph
Name		Name

EXECUTED for an on behalf of	)
Vétoquinol by a director	)
in the presence of:	)

/s/ Christelle Georges		/s/ Etienne Frechin
Signature of witness		Signature of Chairman and Managing Director

Name: Christelle GEORGES		Name: Etienne FRECHIN